UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported)   September 7, 2005
SMITH & WESSON HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

NEVADA	001-31552	87-0543688

(State or Other Jurisdiction of Incorporation)	(Commission) File Number)	(IRS Employer Identification No.)

2100 ROOSEVELT AVENUE, SPRINGFIELD, MASSACHUSETTS	01104

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(800) 331-0852

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 4.13
Exhibit 4.14
Exhibit 10.52
Exhibit 10.53
Exhibit 99.1

Item 1.01 Entry into a Material Definitive Agreement
     On September 12, 2005 (the “Closing Date”), Smith & Wesson Holding Corporation (the “Company”) completed the sale of an aggregate of 6,000,000 shares of its common stock (the “Shares”) and warrants to purchase an additional 1,200,000 shares of its common stock (the “Warrants”). The sale was made to institutional investors in reliance upon the exemption from registration requirements under Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D under such Act (the “Private Placement”). The Company received an aggregate of $26,160,000 cash for the sale of the Shares. The Company agreed to promptly file a registration statement with the Securities and Exchange Commission to register the Shares and shares of common stock issuable upon exercise of the Warrants (the “Registration Statement”). The Private Placement was made pursuant to a Securities Purchase Agreement by and among the Company and the investors named therein dated September 7, 2005, a copy of which is filed herewith as Exhibit 10.52. A copy of the Company’s press release announcing the Private Placement is filed herewith as Exhibit 99.1.
     The exercise price for the Warrants is $5.33 per share. The Warrants are exercisable beginning on March 12, 2006 and expire on the later to occur of (i) the 180th trading day following the date the Registration Statement is declared effective by the Securities and Exchange Commission, and (ii) the 210th day following the Closing Date. The number of shares issuable upon exercise of the Warrants is subject to adjustment for any stock dividends, stock splits or distributions by the Company, or upon any merger or consolidation or sale of assets of the Company, tender or exchange offer for the Company’s common stock, or a reclassification of the Company’s common stock. A copy of the form of the Warrants is filed herewith as Exhibit 4.13.
     The proceeds from the Private Placement will be used to repurchase outstanding warrants to purchase the Company’s common stock held by Mitchell A. Saltz and Robert L. Scott, who are directors of the Company, and for general working capital. The Company also entered into an agreement with Messrs. Saltz, Scott, and Colton R. Melby, another director of the Company, pursuant to which Messrs. Saltz, Scott, and Melby have agreed to sell to the Company an aggregate of 1,200,000 shares of the Company’s common stock if requested by the Company, at a price per share of $5.33. The Company’s right to purchase the shares terminates on the 10th day following the expiration of the Warrants issued in the Private Placement. A copy of this agreement is filed herewith as Exhibit 10.53.
     The Company also issued a warrant to purchase 120,000 shares of its common stock at an exercise price of $4.36 to the placement agent for services rendered in connection with the private placement. This warrant is substantially the same as the Warrants except that it becomes exercisable on March 12, 2006 and expires on September 12, 2010. A copy of the form of this warrant is filed herewith as Exhibit 4.14.
Item 3.02. Unregistered Sales of Equity Securities.
     The disclosure provided in Item 1.01 of this Report is hereby incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit
Number

4.13	Form of Warrant issued in connection with the Securities Purchase Agreement forming Exhibit 10.52.

4.14	Form of Warrant issued to placement agent in connection with the Securities Purchase Agreement forming Exhibit 10.52.

10.52	Securities Purchase Agreement by and among the Registrant and the investors named therein dated as of September 7, 2005.

10.53	Agreement by and among the Registrant and Mitchell A. Saltz, Robert L. Scott, and Colton R. Melby dated September 9, 2005.

99.1	Press Release dated September 7, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: September 13, 2005	By:	/s/ John A. Kelly
John A. Kelly
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

4.13	Form of Warrant issued in connection with the Securities Purchase Agreement forming Exhibit 10.52.

4.14	Form of Warrant issued to placement agent in connection with the Securities Purchase Agreement forming Exhibit 10.52.

10.52	Securities Purchase Agreement by and among the Registrant and the investors named therein dated as of September 7, 2005.

10.53	Agreement by and among the Registrant and Mitchell A. Saltz, Robert L. Scott, and Colton R. Melby dated September 9, 2005.

99.1	Press Release dated September 7, 2005.